                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 9, 2006

                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         0-26694                                           93-0945003
(Commission file number)                       (IRS employer identification no.)

            585 West 500 South, Bountiful, Utah            84010
         (Address of principal executive offices)        (Zip code)

                                 (801) 298-3360
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

         On August 9, 2006, the Registrant issued a news release describing its quarterly results. That news release is attached hereto as Exhibit 99.1 and is incorporated by reference.

         SHPI will conduct a conference call to discuss second quarter and first half 2006 financial results on Thursday, August 10, 2006, at 4:30 p.m. Eastern time. Investors can participate in the conference call live by dialing (800)
230-1096 in the U.S. and (612) 288-0337 internationally. A script of the prepared remarks will be posted on SHIP's website at www.shpi.com after the call. In addition, the call will be webcast live and available for playback within one hour of completion of the call through a link on the SHPI's website at www.shpi.com. A replay of the call will also be available for one week after the event by dialing (800) 475-6701 in the U.S. and (320) 365-3844 internationally and entering access code: 838517.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                  Number                   Description

                  99.1     News release describing quarterly results

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

Date: August 9, 2006             By  /s/ Jeffrey M. Soinski
                                   Jeffrey M. Soinski
                                   President, Chief Executive Officer, Director

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